     As filed with the Securities and Exchange Commission on March 26, 1999

                                                      Registration No. 333-66947
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                --------------

                                Amendment No. 3
                                       to
                                    Form S-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                                --------------

                            SUMMIT TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

      Massachusetts                 3845                    04-2897945
     (State or other    (Primary standard industrial     (I.R.S. Employer
       jurisdiction      classification code number)   Identification Number)
   of incorporation or
      organization)


                                21 Hickory Drive
                          Waltham, Massachusetts 02451
                                 (781) 890-1234
    (Address, including zip code and telephone number including area code of registrant's principal executive offices)

                               JAMES A. LIGHTMAN
                       Vice President and General Counsel
                            Summit Technology, Inc.
                                21 Hickory Drive
                          Waltham, Massachusetts 02451
                                 (781) 890-1234
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                --------------

                  Please send copies of all communications to:

        Keith F. Higgins, Esq.                  William A. Grimm, Esq.
             Ropes & Gray                   Gray, Harris & Robinson, P.A.
        One International Place            201 East Pine Street, Suite 1200
      Boston, Massachusetts 02110               Orlando, Florida 32801
            (617) 951-7000                          (407) 843-8880
         (617) 951-7050 (fax)                    (407) 244-5690 (fax)

                                --------------

  Approximate date of commencement of proposed sale to the public: As soon as practicable after the effectiveness of the Registration Statement.

  If the only securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [_]

                                --------------

  The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

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

                                    Part II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 21. Exhibits and Financial Statement Schedules.

 Exhibit
 Number                                Description
 -------                               -----------
   2.1   Agreement and Plan of Merger dated October 1, 1998 by and among Summit
         Technology, Inc., Alpine Acquisition Corp. and Autonomous Technologies
         Corporation (Incorporated by Reference to Exhibit 2.1 of the Current
         Report on Form 8-K filed by Summit Technology, Inc. on October 7,
         1998).

   2.2   Amendment No. 1, dated March 16, 1999, to the Agreement and Plan of
         Merger by and among Summit Technology, Inc., Alpine Acquisition Corp.
         and Autonomous Technologies Corporation (Incorporated by Reference to
         Exhibit 2.2 of Amendment No. 2 to the Registration Statement on Form
         S-4 filed by Summit Technology, Inc. on March 24, 1999).

   4.1 Form of Stockholder Agreement dated as of October 1, 1998 by and between Summit Technology, Inc. and certain stockholders of Autonomous
         Technologies Corporation (Incorporated by Reference to Exhibit 4.1 of the Current Report on Form 8-K filed by Summit Technology, Inc.
         on October 7, 1998).

   4.2 Rights Agreement dated as of March 29, 1990 (Incorporated by Reference to Exhibit 1 of Form 8-A filed by Summit Technology, Inc. on April 2,
         1990).

   5.1 Opinion of Ropes & Gray as to validity of shares (Incorporated by Reference to Exhibit 5.1 of Amendment No. 1 to the Registration
         Statement on Form S-4 filed by Summit Technology, Inc. on January 7,
         1999).

   8.1   Opinion of Ropes & Gray re: tax matters.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 2 to registration statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Waltham, The Commonwealth of Massachusetts, on the 26th day of March, 1999.

                                          SUMMIT TECHNOLOGY, INC.

                                              /s/ Robert J. Kelly
                                          By: _________________________________
                                              Name: Robert J. Kelly
                                              Title: Chief Financial Officer

                               POWER OF ATTORNEY

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              Signature                          Title
              ---------                          -----

                  *                    Chief Executive Officer
______________________________________  and Director (principal
         Robert J. Palmisano            executive officer)

                  *                    Executive Vice President,
______________________________________  Chief Financial Officer
           Robert J. Kelly              and Treasurer (principal
                                        financial and accounting
                                        officer)

                  *                    Director
______________________________________
         Jeffrey A. Bernfeld

                  *                    Director
______________________________________
          Richard F. Miller

                  *                    Director
______________________________________
            John A. Norris

                  *                    Director
______________________________________
          Richard M. Traskos



       /s/ Robert J. Kelly
By: _____________________________   Dated: March 26, 1999
         Robert J. Kelly
        Attorney in Fact

                                 EXHIBIT INDEX

 Exhibit
 Number                                Description
 -------                               -----------
   2.1   Agreement and Plan of Merger dated October 1, 1998 by and among Summit
         Technology, Inc., Alpine Acquisition Corp. and Autonomous Technologies
         Corporation (Incorporated by Reference to Exhibit 2.1 of the Current
         Report on Form 8-K filed by Summit Technology, Inc. on October 7,
         1998).

   2.2   Amendment No. 1, dated March 16, 1999, to the Agreement and Plan of
         Merger by and among Summit Technology, Inc., Alpine Acquisition Corp.
         and Autonomous Technologies Corporation (Incorporated by Reference to
         Exhibit 2.2 of Amendment No. 2 to the Registration Statement on Form
         S-4 filed by Summit Technology, Inc. on March 24, 1999).

   4.1 Form of Stockholder Agreement dated as of October 1, 1998 by and between Summit Technology, Inc. and certain stockholders of Autonomous
         Technologies Corporation (Incorporated by Reference to Exhibit 4.1 of the Current Report on Form 8-K filed by Summit Technology, Inc.
         on October 7, 1998).

   4.2 Rights Agreement dated as of March 29, 1990 (Incorporated by Reference to Exhibit 1 of Form 8-A filed by Summit Technology, Inc. on April 2,
         1990).

   5.1 Opinion of Ropes & Gray as to validity of shares (Incorporated by Reference to Exhibit 5.1 of Amendment No. 1 to the Registration
         Statement on Form S-4 filed by Summit Technology, Inc. on January 7,
         1999).

   8.1   Opinion of Ropes & Gray re: tax matters.